Please file this Prospectus/Proxy Statement Supplement with your records.

EVERGREEN MUNICIPAL TRUST

Evergreen High Income Municipal BondFund

Class A, Class B, Class C, and Class I

and

EVERGREEN MUNICIPAL TRUST

Evergreen Municipal BondFund

Class A, Class B, Class C, Class I

Supplement dated May 24, 2010, to the prospectus/proxy statement dated April 14, 2010.

The prospectus/proxy statement dated April 14, 2010 (the “Proxy Statement”), that was previously sent to you requested that you consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of March 1, 2010. The Plan provides for the reorganization of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund (each a “Target Fund,” together, the “Target Funds”), including the acquisition of all of the assets of the Target Funds by the Wells Fargo Advantage Municipal Bond Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Funds. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Target Funds in liquidation of the Target Funds.The Proxy Statement compares, among other things, the management and principal investment strategies of the Acquiring Fund with that of the Target Funds. This Supplement updates some of the information in the Proxy Statement.

Since the date the Proxy Statement was sent to you, there has been a change to the portfolio managers who manage the Target Funds and those who manage the Acquiring Fund.  Mathew Kiselak, one of the portfolio managers of the Target Funds and one of the portfolio managers of the Acquiring Fund at the time the Proxy Statement was sent to you, is no longer a portfolio manager of either Target Fund or the Acquiring Fund.  Dennis Derby, Mr. Kiselak’s former co-manager, is now the sole portfolio manager of Evergreen High Income Municipal Bond Fund and Lyle J. Fitterer, Mr. Kiselak’s former co-manager, is now the sole portfolio manager of Evergreen Municipal Bond Fund.  Lyle J. Fitterer and Robert J. Miller are now the sole co-portfolio managers of the Acquiring Fund.  The information regarding the portfolio managers of the Acquiring Fund in the “Fund Management Information” section on page 62 of the Proxy Statement and the “Management of the Funds – Portfolio Managers” section on page 101 of the Proxy Statement is revised accordingly to reflect these changes.

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You may vote your proxy in several ways as described in the “Voting Information Concerning the Meeting” section of your Proxy Statement. You may change your vote or revoke a proxy once it is given. If you desire to change your vote or revoke a proxy, you must either submit a later dated proxy by any of the methods described on the proxy card, which was previously mailed to you, or submit a written notice of revocation to your Target Fund. You also may give written notice of revocation in person at the shareholder meeting scheduled for June 8, 2010 at 10:00 a.m. Pacific time, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105. If you have any questions about voting your proxy or would like another copy of the Proxy Statement, without charge, you may call our proxy solicitor, The Altman Group, at 1-800-499-8519. The Proxy Statement and Supplement are also available, without charge, on the SEC’s website at http://www.sec.gov.  Please read the Proxy Statement and Supplement carefully, as they contain important information.     If you have any questions about any proposal or related proxy materials, please call your investment professional or an Evergreen client service representative at 1-800-343-2898, Monday through Friday, 9 a.m. to 6 p.m., Eastern Time. Your vote is very important to us regardless of the number of shares that you are entitled to vote.